1997 Semiannual Report

American
Select
Portfolio

[logo]

American Select Portfolio - 1997 Semiannual Report

CONTENTS

Average Annualized Total Returns.................  1
Portfolio Managers' Letter.......................  2
Financial Statements and Notes...................  6
Investments in Securities........................ 18
Shareholder Update............................... 24
Glossary -symbol-................................ 26

-symbol- This report includes a glossary to help you understand financial terms used in the portfolio managers' letter. When you see this symbol, it indicates a word that is defined in the glossary.

[logo]

AMERICAN SELECT PORTFOLIO

PRIMARY INVESTMENTS
Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The fund will focus primarily on multifamily loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities, mortgage-backed securities and mortgage servicing rights. The fund may borrow, including through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest rate movements alone.

FUND OBJECTIVE
High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.

AVERAGE ANNUALIZED TOTAL RETURNS

Based on net asset value for the periods ended May 31, 1997

[EDGAR REPRESENTATION OF CHART]

                                                                        SINCE
                                                         ONE   THREE   INCEPTION
                                                        YEAR    YEAR    9/21/93
                                                        -----  ------  ---------
AMERICAN SELECT PORTFOLIO.............................. 8.76%  10.37%    5.37%
Lehman Brothers Mutual Fund Gov't/Mortgage Index....... 8.21%   7.85%    6.99%


The average annualized total return figures for American Select Portfolio are based on the change in its net asset value (NAV), assume all distributions were reinvested and do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total returns based on the change in market price for the one-year, three-year and since inception periods ended May 31, 1997, were 22.12%, 9.31% and 1.98%, respectively. These figures also assume reinvested distributions and do not reflect sales charges.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value. Therefore, you may be unable to realize the full net asset value of your shares when you sell.

The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return figures.
The since inception number for the Lehman index is calculated from the month end following the fund's inception through May 31, 1997.

---------------------------------------------------------------------

1997 Semiannual Report 1 American Select Portfolio

[photo]

JOHN WENKER
is primarily responsible for the management of American Select Portfolio. He has 11 years of financial experience.


Portfolio Managers' Letter

July 18, 1997

DEAR SHAREHOLDERS:

FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1997, AMERICAN SELECT PORTFOLIO HAD A NET ASSET VALUE TOTAL RETURN OF 2.51%.* This compares to a 1.08% return for the fund's benchmark,-Symbol- the Lehman Brothers Mutual Fund Government/Mortgage Index. The fund's total return based on market price was 8.41% for the six-month period, and it continued to trade at a discount-Symbol- to net asset value (NAV), with a market price of $11.38 and an NAV of $12.44 per share as of May 31.

WE ATTRIBUTE THE FUND'S POSITIVE NAV PERFORMANCE TO LOWER TREASURY YIELDS AND MORTGAGE SPREADS.-Symbol- During this reporting period, yields on Treasuries in the medium-term portion of the yield curve-Symbol- decreased approximately 0.60%. At the same time, mortgage market spreads moved lower on a wide range of mortgage products. The combined effect, along with the attractive level of income the fund paid, caused the fund's positive performance relative to its benchmark.

* All returns include reinvested distributions, but not sales charges. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION
As a percentage of total assets on May 31, 1997

[EDGAR REPRESENTATION OF CHART]

Multifamily Loans.....................................................  77%
Commercial Loans......................................................   6%
Other Assets..........................................................   3%
U.S. Treasury  Securities.............................................  11%
U.S. Agency Fixed Rate Mortgage-Backed Securities.....................   1%
Short-Term Securities.................................................   2%

---------------------------------------------------------------------

1997 Semiannual Report 2 American Select Portfolio

[photo]

DAVID STEELE
assists with the management of American Select Portfolio. He has 18 years of financial experience.


Portfolio Managers' Letter (continued)

THE FUND'S MONTHLY DIVIDEND HAS REMAINED STEADY SINCE JULY 1996. One year ago, the fund's dividend was reduced. At that time, we set a goal of maintaining the dividend at 8.5 cents per share for 12 months, and we are pleased that we have met that goal. The loans in the fund's portfolio have provided high relative income for the fund over the past year. The fund also continues to maintain a dividend reserve.

DURING THE REPORTING PERIOD, PREPAYMENT LEVELS REMAINED STABLE. We were somewhat concerned about prepayments at the end of 1996, and indicated to shareholders at that time that borrowers prepaying on their mortgages due to a lower interest rate environment might force the fund to reinvest at lower rates and ultimately decrease the fund's income. To date, the higher level of prepayments has not materialized, and we have continued to add mortgages at historically attractive interest rates. However, prepayment risk-symbol-remains a concern in the current lower interest rate environment.


GEOGRAPHICAL DISTRIBUTION
We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans and real estate owned as of May 31, 1997. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

[EDGAR REPRESENTATION OF MAP]

Arizona................................................  5%
California.............................................  2%
Colorado...............................................  4%
Delaware...............................................  2%
Florida................................................  8%
Georgia................................................  2%
Idaho..................................................  1%
Illinois...............................................  5%
Kentucky...............................................  1%
Louisiana..............................................  5%
Michigan...............................................  5%
Minnesota..............................................  7%
Missouri...............................................  1%
Nebraska...............................................  1%
Oklahoma............................................... 11%
Nevada.................................................  1%
New Hampshire..........................................  1%
New Mexico.............................................  1%
New York...............................................  3%
North Carolina.........................................  3%
Ohio...................................................  2%
South Dakota...........................................  1%
Tennessee..............................................  9%
Texas.................................................. 19%


---------------------------------------------------------------------

1997 Semiannual Report 3 American Select Portfolio

[photo]
RUSS KAPPENMAN
assists with the management of American Select Portfolio. He has 11 years of financial experience.

Portfolio Managers' Letter (continued)

IN OUR LAST REPORT TO YOU, WE SAID WE ANTICIPATED INCREASING THE FUND'S HOLDINGS IN COMMERCIAL LOANS,-symbol- AND WE HAVE DONE SO. Commercial loans are currently available at attractive prices compared to single family and multifamily loans. The market for multifamily and commercial loans is approximately $1 trillion in size, providing us with a large number of loans to search through for the credit quality, price and yield we want for the fund. (For more information about the specific risks associated with mortgage loans, see the glossary at the back of this report.)

ALTHOUGH WE CONDUCT EXTENSIVE RISK ANALYSIS ON LOANS WE PURCHASE, DELINQUENT-symbol- LOANS AND CREDIT LOSSES ARE INHERENT RISKS IN THE FUND. Our strategy in managing the risks involved with mortgage loans is to focus on moderately valued properties. These loans carry less credit risk than do mortgages for higher valued properties and are less likely to cause losses in the fund. In addition, diversifying among these smaller loans and loans of various property types helps minimize risk. As of May 31, the fund held 69 loans on multifamily and commercial properties, which had an average principal loan balance of approximately $2,801,000.

THE FUND CONTINUES TO BORROW THROUGH REVERSE REPURCHASE AGREEMENTS-symbol-AND INVEST THE PROCEEDS IN TREASURY SECURITIES AND NEW MORTGAGE LOANS. The Treasuries and mortgage loans act as collateral for the reverse repurchase agreements. The amount of reverse repurchase agreements was equal to 29% of the fund's total assets as of May 31. It is important to note that borrowing can potentially increase the fund's earnings, but it can also increase the fund's net asset value volatility. We attempt to moderate this potential volatility by purchasing short- to medium-term Treasuries.

---------------------------------------------------------------------

1997 Semiannual Report 4 American Select Portfolio

IN THE COMING MONTHS, WE ANTICIPATE MODERATE ECONOMIC GROWTH, WITH INFLATION REMAINING FAIRLY WELL CONTAINED. We believe the mortgage portfolio will continue to perform well in this type of environment, and we continue to watch for opportunities to add high-quality loans to the fund's holdings. In addition to focusing on the details of individual loan purchases, we remain vigilant for changes in the broader real estate market environment. Real estate markets are cyclical in nature. Since the fund's inception, it has been a favorable time to be active in real estate. We believe that, in general, the real estate markets are in equilibrium, and that this situation could exist for some time. It is too soon to tell whether increased competition for real estate investments will lead to relaxed underwriting standards and oversupply of new properties.

ON FEBRUARY 28, 1997, THE COURT GRANTED PRELIMINARY APPROVAL OF THE SETTLEMENT AGREEMENT IN THE CLASS ACTION LAWSUIT AGAINST THE FUND, AND A FINAL ORDER OF JUDGMENT IS NOW UNDER ADVISEMENT. In addition to cash payments over the next four years, the settlement includes an offer by the fund to repurchase up to 10% of its outstanding shares at net asset value. Class members will receive notices regarding this offer within 45 days of the effective date of the settlement. A repurchase fee of approximately 1 to 2 cents per share will be charged on all shares that are repurchased. This fee will be paid to the fund and used to pay for repurchase offer costs, which include legal, printing, mailing and other miscellaneous expenses.

Thank you for your investment in American Select Portfolio. We look forward to continuing our relationship with you and helping you meet your investment goals.

Sincerely,

/s/ John Wenker

John Wenker
Portfolio Manager

---------------------------------------------------------------------

1997 Semiannual Report 5 American Select Portfolio

FINANCIAL STATEMENTS (Unaudited)

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  May 31, 1997
 ..................................................................

ASSETS:
Investments in securities at market value* (note 2)
  (including a repurchase agreement of $4,633,000) .........  $  224,878,048
Cash in bank on demand deposit .............................         373,437
Receivable for investment securities sold ..................       5,547,619
Other assets ...............................................          34,378
Accrued interest receivable ................................       1,961,727
                                                              --------------
  Total assets .............................................     232,795,209
                                                              --------------

LIABILITIES:
Reverse repurchase agreements payable ......................      67,250,000
Accrued investment management fee ..........................          70,149
Accrued administrative fee .................................          28,059
Accrued interest ...........................................         196,175
                                                              --------------
  Total liabilities ........................................      67,544,383
                                                              --------------
  Net assets applicable to outstanding capital stock .......  $  165,250,826
                                                              --------------
                                                              --------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital ...............  $  187,761,035
Undistributed net investment income ........................       1,671,033
Accumulated net realized loss on investments ...............     (24,070,682)
Unrealized depreciation of investments .....................        (110,560)
                                                              --------------

  Total - representing net assets applicable to capital
    stock ..................................................  $  165,250,826
                                                              --------------
                                                              --------------

* Investments in securities at identified cost .............  $  224,988,608
                                                              --------------
                                                              --------------
NET ASSET VALUE AND MARKET PRICE:
Net assets .................................................  $  165,250,826
Shares outstanding .........................................      13,283,967
Net asset value ............................................  $        12.44
Market price ...............................................  $        11.38

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

              1997 Semiannual Report  6  American Select Portfolio

---------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Six Months Ended May 31, 1997
 ..................................................................

INCOME:
Interest (net of interest expense of $1,977,808) ...........  $    7,880,574
                                                              --------------

EXPENSES (NOTE 3):
Investment management fee ..................................         413,152
Administrative fee .........................................         165,261
Custodian and accounting fees ..............................          59,090
Transfer agent fees ........................................          11,174
Reports to shareholders ....................................          17,879
Mortgage servicing fees ....................................         112,418
Directors' fees ............................................           6,023
Audit and legal fees .......................................          29,388
Other expenses .............................................           7,384
                                                              --------------
  Total expenses ...........................................         821,769
Less expenses paid indirectly ..............................          (3,103)
                                                              --------------

  Total net expenses .......................................         818,666
                                                              --------------

  Net investment income ....................................       7,061,908
                                                              --------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized loss on investments (note 4) ..................        (123,379)
Net change in unrealized appreciation or depreciation of
  investments ..............................................      (2,826,208)
                                                              --------------

  Net loss on investments ..................................      (2,949,587)
                                                              --------------

    Net increase in net assets resulting from operations ...  $    4,112,321
                                                              --------------
                                                              --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

              1997 Semiannual Report  7  American Select Portfolio

---------------------------------------------------------------------

STATEMENT OF CASH FLOWS  For the Six Months Ended May 31, 1997
 ..................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Income .....................................................  $    7,880,574
Net expenses ...............................................        (818,666)
                                                              --------------
  Net investment income ....................................       7,061,908
                                                              --------------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
  Change in accrued interest receivable ....................        (534,505)
  Net amortization of bond discount and premium ............        (114,339)
  Change in accrued fees and expenses ......................          31,526
  Change in other assets ...................................         (34,378)
                                                              --------------
    Total adjustments ......................................        (651,696)
                                                              --------------

    Net cash provided by operating activities ..............       6,410,212
                                                              --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments .........................     110,245,775
Purchases of investments ...................................    (116,088,411)
Net sales of short-term securities .........................       4,410,000
                                                              --------------

    Net cash used by investing activities ..................      (1,432,636)
                                                              --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from reverse repurchase agreements ............       2,000,000
Distributions paid to shareholders .........................      (7,040,503)
                                                              --------------

    Net cash used by financing activities ..................      (5,040,503)
                                                              --------------
Net decrease in cash .......................................         (62,927)
Cash at beginning of period ................................         436,364
                                                              --------------

    Cash at end of period ..................................  $      373,437
                                                              --------------
                                                              --------------

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase
    agreements .............................................  $    1,948,730
                                                              --------------
                                                              --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

              1997 Semiannual Report  8  American Select Portfolio

---------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ..................................................................

                                                                SIX MONTHS
                                                                  ENDED
                                                                 5/31/97         YEAR ENDED
                                                               (UNAUDITED)        11/30/96
                                                              --------------   --------------
OPERATIONS:
Net investment income ......................................  $    7,061,908   $   13,491,770
Net realized gain (loss) on investments ....................        (123,379)       1,377,584
Net change in unrealized appreciation or depreciation of
  investments ..............................................      (2,826,208)      (3,340,191)
                                                              --------------   --------------

  Net increase in net assets resulting from operations .....       4,112,321       11,529,163
                                                              --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .................................      (7,040,503)     (14,375,036)
                                                              --------------   --------------

CAPITAL SHARE TRANSACTIONS:
Decrease in net assets from capital share transactions (note
  5) .......................................................              --         (818,039)
                                                              --------------   --------------
  Total decrease in net assets .............................      (2,928,182)      (3,663,912)

Net assets at beginning of period ..........................     168,179,008      171,842,920
                                                              --------------   --------------

Net assets at end of period ................................  $  165,250,826   $  168,179,008
                                                              --------------   --------------
                                                              --------------   --------------

Undistributed net investment income ........................  $    1,671,033   $    1,649,628
                                                              --------------   --------------
                                                              --------------   --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

              1997 Semiannual Report  9  American Select Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)
---------------------------------------------------------------------

(1) ORGANIZATION
 ................................
               American Select Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities and mortgage servicing rights. The fund may purchase securities through the dollar-roll program. In addition, the fund may borrow through the use of reverse repurchase agreements. Fund shares are listed on the New York Stock Exchange under the symbol SLA.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
               INVESTMENTS IN SECURITIES
               Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not available, or if Piper Capital Management Incorporated believes such quotations or valuations are inaccurate, unreliable or not reflective of market value, portfolio securities will be valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

               The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short term securities with maturities of 60 days or less are valued at amortized cost, which, approximates market value.

               The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market. These investments are initially valued at cost and their values are

---------------------------------------------------------------------

             1997 Semiannual Report  10  American Select Portfolio

---------------------------------------------------------------------
               subsequently monitored and adjusted pursuant to a pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record theron, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received once a month. This information includes, but is not limited to, projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record thereon. Valuations of whole loans, mortgage participations and mortgage servicing rights are determined no less frequently than weekly.

               Security transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

               WHOLE LOANS AND PARTICIPATION MORTGAGES
               Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to

---------------------------------------------------------------------

             1997 Semiannual Report  11  American Select Portfolio

---------------------------------------------------------------------
               unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

               At May 31, 1997, no loans were over 60 days or more delinquent as to the timely monthly payment of principal. A loan is considered delinquent when a borrower has missed two or more payments. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the fund may suffer a loss.

               Real estate acquired through foreclosure, if any, is recorded at estimated fair value. On May 31, 1997, the fund owned no real estate.

               SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
               Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of May 31, 1997, the fund had no outstanding when-issued or forward commitments.

               In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into mortgage dollar rolls in which the fund sells securities purchased on a forward commitment basis and simultaneously contracts with

---------------------------------------------------------------------

             1997 Semiannual Report  12  American Select Portfolio

---------------------------------------------------------------------
               a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund receives negotiated fees. For six months ended May 31, 1997, the fund earned no such fees.

               FEDERAL TAXES
               The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

               The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds.

               DISTRIBUTIONS TO SHAREHOLDERS
               Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

---------------------------------------------------------------------

             1997 Semiannual Report  13  American Select Portfolio

---------------------------------------------------------------------

               REPURCHASE AGREEMENTS
               For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default.

               USE OF ESTIMATES
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ................................
               INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
               The fund has entered into the following agreements with Piper Capital Management Incorporated (the adviser and the administrator):

               The investment advisory agreement provides the adviser with a monthly investment management fee in an amount equal to an annualized rate of 0.50% of the fund's average weekly net assets. For its fee, the adviser provides investment advice and conducts the management and investment activity of the fund.

               The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets. For its fee, the administrator will provide regulatory, reporting and record-keeping services for the fund.

---------------------------------------------------------------------

             1997 Semiannual Report  14  American Select Portfolio

---------------------------------------------------------------------

               MORTGAGE SERVICING FEES
               The fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

               OTHER FEES AND EXPENSES
               In addition to the investment management, administrative and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; fees to outside parties retained to assist in conducting due diligence; taxes and other miscellaneous expenses.

               Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
               Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six months ended May 31, 1997 aggregated $116,202,750 and $115,793,394, respectively.

(5) CAPITAL SHARE
    TRANSACTIONS
 ................................
               Capital share transactions for the fund were as follows:

                                      SIX MONTHS ENDED      YEAR ENDED
                                        MAY 31, 1997     NOVEMBER 30, 1996
                                     ------------------  -----------------
                                     SHARES    AMOUNT    SHARES   AMOUNT
                                     ------   ---------  ------  ---------
Authorized one billion shares of
  $0.01 par value:
  Payments for retirement of
    shares.........................    --            --  74,500  $(818,039)

---------------------------------------------------------------------

             1997 Semiannual Report  15  American Select Portfolio

---------------------------------------------------------------------

(6) CAPITAL LOSS
    CARRYOVER
 ................................
               For federal income tax purposes, the fund had capital loss carryovers at November 30, 1996, which, if not offset by subsequent capital gains, will expire as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                              CAPITAL LOSS         EXPIRATION
                                 CARRYOVER               DATE
                           ---------------         ----------
                              $ 10,457,618            2002
                                13,489,685            2003
                           ---------------
                              $ 23,947,303
                           ---------------
                           ---------------

(7) PENDING
    LITIGATION
 ................................
               An amended complaint purporting to be a class action was filed on September 7, 1995, in the United States District Court for the Western District of Washington against the fund, seven other closed-end investment companies for which Piper Capital Management Incorporated acts as investment adviser, Piper Jaffray Companies Inc., Piper Jaffray Inc., Piper Capital Management Incorporated and certain individuals. The named plaintiffs and defendants have executed a settlement agreement which the Court has preliminarily approved. If approved by a sufficiently large percentage of the Class and granted final approval by the Court, the settlement agreement will provide $15.5 million to class members in payments by Piper Jaffray Companies Inc. and Piper Capital Management Incorporated scheduled during the next four years. The settlement also includes an agreement that SLA will offer to repurchase up to 10 percent of its outstanding shares from current shareholders at net asset value. The repurchase offer will occur after the effective date of the settlement following final Court approval.

---------------------------------------------------------------------

             1997 Semiannual Report  16  American Select Portfolio

---------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ................................
               Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                                   Six
                                                 Months
                                                  Ended       Year        Year        Year       Period
                                                 5/31/97      Ended       Ended       Ended       Ended
                                                 (Unaudited) 11/30/96    11/30/95    11/30/94    11/30/93(f)
                                                 -------     -------     -------     -------     -------
PER-SHARE DATA
Net asset value, beginning of period ........    $12.66      $12.86      $11.62      $13.74      $14.07
                                                 -------     -------     -------     -------     -------
Operations:
  Net investment income .....................      0.53        1.02        1.09        1.22        0.22
  Net realized and unrealized gain (loss) on
    investments .............................     (0.22)      (0.14)       1.28       (2.21)      (0.46)
                                                 -------     -------     -------     -------     -------
    Total from operations ...................      0.31        0.88        2.37       (0.99)      (0.24)
                                                 -------     -------     -------     -------     -------
Distributions to shareholders:
  From net investment income ................     (0.53)      (1.08)      (1.13)      (1.13)      (0.09)
                                                 -------     -------     -------     -------     -------
Net asset value, end of period ..............    $12.44      $12.66      $12.86      $11.62      $13.74
                                                 -------     -------     -------     -------     -------
                                                 -------     -------     -------     -------     -------
Per-share market value, end of period .......    $11.38      $11.00      $11.00      $10.38      $14.38
                                                 -------     -------     -------     -------     -------
                                                 -------     -------     -------     -------     -------
SELECTED INFORMATION
Total return, net asset value (a) ...........      2.51%       7.27%      21.22%      (7.48)%     (1.75)%
Total return, market value (b) ..............      8.41%      10.53%      17.36%     (20.78)%     (3.54)%
Net assets at end of period (in millions) ...    $  165      $  168      $  172      $  157      $  187
Ratio of expenses to average weekly net
  assets (c) ................................      0.99%(g)    1.03%       1.08%       1.12%       0.79%(g)
Ratio of expenses to average weekly net
  assets including interest expense (c) .....      3.39%(g)    3.30%       3.76%       2.66%         --
Ratio of net investment income to average
  weekly net assets .........................      8.55%(g)    8.11%       8.85%       9.61%       8.23%(g)
Portfolio turnover rate (excluding short-term
  securities) ...............................        51%         30%         73%        110%          9%
Amount of borrowings outstanding at end of
  period (in millions) (d) ..................    $   67      $   65      $   65      $   65          --
Per-share amount of borrowings outstanding at
  end of period .............................    $ 5.06      $ 4.91      $ 4.87      $ 4.80          --
Per-share amount of net assets, excluding
  borrowings, at end of period ..............    $17.50      $17.57      $17.73      $16.42          --
Asset coverage ratio (e) ....................       346%        358%        364%        342%         --

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) INCLUDES 0.02% AND 0.05% FROM FEDERAL EXCISE TAXES IN FISCAL YEARS 1995 AND 1994, RESPECTIVELY.
(d) SECURITIES PURCHASED ON A WHEN-ISSUED BASIS FOR WHICH LIQUID ASSETS ARE SEGREGATED ARE NOT CONSIDERED BORROWINGS. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(e) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(f)  COMMENCEMENT OF OPERATIONS WAS SEPTEMBER 21, 1993.
(e)  ANNUALIZED.

---------------------------------------------------------------------

             1997 Semiannual Report  17  American Select Portfolio

INVESTMENTS IN SECURITIES (Unaudited)
---------------------------------------------------------------------

AMERICAN SELECT PORTFOLIO                                          May 31, 1997
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (17.2%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (1.6%):
    FIXED RATE (1.6%):
      6.50%, FNMA, 1/1/11 ...............................  $ 2,711,991      $  2,650,049
                                                                            ------------

  U.S. GOVERNMENT SECURITIES (15.6%):
      6.25%, U. S. Treasury Note, 1/31/02 ...............   26,000,000(b)     25,742,340
                                                                            ------------

        Total U.S. Government and Agency Securities
          (cost: $28,199,641)  ..........................                     28,392,389
                                                                            ------------

WHOLE LOANS (C,D,E) (116.1%):
  COMMERCIAL LOANS (8.5%):
      Advance Circuits and Hopkins II Business Center,
        8.71%, 11/1/01 ..................................    3,389,994         3,386,193
      Broadway Place, 9.00%, 6/1/01 .....................    3,269,552         3,286,407
      Community Coffee Office Building, 8.90%, 6/1/01 ...    4,324,914         4,312,170
      Oasis at the Waterfront, 9.50%, 5/1/00 ............    1,650,000         1,650,000
      Rodeo Shops, 9.15%, 6/1/07 ........................    1,350,000         1,350,000
                                                                            ------------
                                                                              13,984,770
                                                                            ------------

  MULTIFAMILY LOANS (107.6%):
      Aldrich Apartments, 8.75%, 5/31/01 ................      774,952           741,834
      Allumbaugh Square Apartments, 7.81%, 4/1/99 .......    1,744,871         1,773,481
      Ashewood Apartments, 8.25%, 4/1/99 ................    1,279,788         1,320,243
      Autumn Chase Apartments, 9.24%, 5/1/09 ............    2,755,112         2,841,820
      Bent Tree Oaks & Bent Tree Brook Apartments, 8.00%,
        6/1/00 ..........................................   12,200,000        12,200,000
      Brandywine II Apartments, 9.31%, 7/1/01 ...........    3,538,496         3,399,536
      Brentwood Highlands Apartments, 8.63%, 4/1/01 .....    4,387,846(b)      4,423,454
      Bridge Court Apartments, 10.13%, 5/1/09 ...........    1,815,524         1,270,866
      Bryant Square Apartments, 8.75%, 4/1/01 ...........    1,375,863         1,386,304
      Candlelite Apartments, 8.75%, 3/1/01 ..............    1,519,989(b)      1,538,949
      Cape Cod Apartments, 8.75%, 1/1/01 ................    1,509,939         1,528,418
      Cape Cod Apartments, 13.00%, 1/1/01 ...............      149,825           153,681
      Casa Del Vista Apartments, 8.75%, 1/1/01 ..........    2,094,432         2,109,592
      Castle Arms Apartments, 8.13%, 1/1/03 .............      787,033           771,230
      Centre Court Apartments, 8.75%, 1/1/01 ............    1,149,879         1,163,857
      Chapel Hill Apartments, 9.38%, 8/1/01 .............      908,117           939,901

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

             1997 Semiannual Report  18  American Select Portfolio

---------------------------------------------------------------------

AMERICAN SELECT PORTFOLIO
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      Chouteau Trace/Bay Apartments, 8.75%, 4/1/01 ......  $ 2,457,603(b)   $  2,475,970
      Collegeview Apartments, 9.00%, 8/1/01 .............    1,163,947         1,204,685
      Collegeview Towers, 9.00%, 8/1/01 .................    4,516,855         4,674,945
      Continental Gardens Apartments, 8.90%, 3/1/04 .....    1,952,711(b)      1,982,590
      Country Club Apartments, 8.75%, 1/1/01 ............    2,047,316         2,072,372
      Country Village Apartments, 8.75%, 4/1/01 .........    1,322,649(b)      1,332,686
      El Conquistador Apartments, 8.75%, 4/1/01 .........    2,563,083(b)      2,595,350
      El Portal Apartments, 8.94%, 7/1/01 ...............    2,278,969         2,212,677
      Emerald Shores Apartments, 8.75%, 2/1/01 ..........    3,123,548(b)      3,162,145
      Evergreen Square Apartments, 8.75%, 12/1/00 .......    2,165,794         2,061,720
      Fairway Hills Apartments, 8.50%, 12/1/98 ..........    1,629,604         1,633,476
      Foothills West Apartments, 8.75%, 2/1/01 ..........    2,137,293(b)      2,153,266
      Garcia Apartments, 8.88%, 6/1/01 ..................    1,374,632         1,422,744
      Glen Hollow Apartments, 9.00%, 4/1/01 .............    5,468,561(b)      5,579,023
      Goose Creek Apartments, 8.63%, 5/1/01 .............    3,166,418         2,706,669
      Green Acres Apartments, 8.75%, 1/1/01 .............    1,341,525(b)      1,351,125
      Heritage Green Apartments, 8.75%, 3/1/01 ..........    1,398,223(b)      1,408,834
      Hickory Ridge Apartments, 9.06%, 8/1/99 ...........    1,186,135         1,227,650
      Hidden Colony Apartments, 9.00%, 4/1/01 ...........    3,264,921         3,330,352
      High Vista Apartments, 9.00%, 4/1/01 ..............    4,178,903(b)      4,241,757
      Hunters Meadows Apartments, 8.25%, 2/1/03 .........    5,270,915         5,215,441
      Kingston Square Apartments, 8.75%, 4/1/01 .........    4,097,794         4,128,893
      La Arboleda Apartments, 8.75%, 1/1/01 .............    4,065,146         4,094,571
      La Maison Apartments, 9.13%, 5/1/03 ...............    2,832,668         2,786,881
      Lakeville Apartments, 8.50%, 2/1/99 ...............    2,190,802         2,196,223
      Lasalle Crossing Apartments, 8.75%, 1/1/01 ........    2,844,531(b)      2,879,343
      Meadow Glenn Apartments, 8.50%, 2/1/07 ............    2,322,173         2,322,173
      Old Orchard Apartments, 8.75%, 12/1/00 ............    9,785,178         9,906,054
      Parc Du Lac Apartments, 8.50%, 2/1/99 .............    5,229,462(b)      5,242,718
      Park Apartments, 8.75%, 2/1/01 ....................    1,316,132(b)      1,332,395
      Revere Apartments, 8.75%, 4/1/01 ..................      800,659(b)        806,735
      Rush Creek Apartments, 7.73%, 4/1/99 ..............    2,529,474         2,163,061
      Shadowood Apartments, 8.50%, 3/1/99 ...............    5,136,761(b)      5,150,776
      Sheridan Ponds Apartments, 8.70%, 1/1/07 ..........    7,421,939         7,414,435
      Sherwood Lake Apartments, 9.13%, 8/1/01 ...........    2,377,181         1,664,027
      Sierra Vista Apartments, 9.50%, 2/1/01 ............    1,357,380(b)      1,396,836
      Skyline Place Apartments, 8.75%, 4/1/01 ...........    4,296,216(b)      4,350,805
      Somerset Place Apartments, 9.00%, 4/1/04 ..........    2,308,625         2,276,950
      Sunset Rill Apartments, 9.25%, 5/1/99 .............    3,043,495         3,150,017
      Sunview Apartments, 8.88%, 2/1/01 .................    1,816,478         1,746,799
      The Oaks of Lake Bluff Apartments, 8.75%,
        4/1/01 ..........................................    2,733,956(b)      2,768,373

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

             1997 Semiannual Report  19  American Select Portfolio

---------------------------------------------------------------------

AMERICAN SELECT PORTFOLIO
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      Timber Forest Apartments, 8.75%, 2/1/01 ...........  $ 1,169,901      $  1,178,511
      Tralee Terrace Apartments, 10.13%, 5/1/09 .........    2,063,349         1,721,473
      Trinity Place Apartments, 8.75%, 4/1/01 ...........      600,494           420,346
      White Oaks Apartments, 8.75%, 1/1/01 ..............      814,498           820,331
      Willow Brooke Apartments, 8.75%, 4/1/01 ...........    4,760,012(b)      4,796,152
      Willow Creek Apartments, 8.50%, 2/1/07 ............    5,867,857         5,799,316
      Willows Apartments, 9.00%, 6/1/01 .................    3,533,229         3,656,892
                                                                            ------------
                                                                             177,779,729
                                                                            ------------

  SINGLE FAMILY LOANS (0.0%):
      President Homes 94-1B, Sales Inventory, 10.00%,
        3/29/24 .........................................       93,203            88,160
                                                                            ------------

        Total Whole Loans
          (cost: $192,155,967)  .........................                    191,852,659
                                                                            ------------

SHORT-TERM SECURITIES (2.8%):
      Repurchase agreement with Goldman Sachs, acquired
        on 5/30/97, interest of $2,143, 5.55%, 6/2/97
        (cost: $4,633,000) ..............................    4,633,000(f)      4,633,000
                                                                            ------------

        Total Investments in Securities
          (cost: $224,988,608) (g)  .....................                   $224,878,048
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(a)  SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO
     THE FINANCIAL STATEMENTS.
(b)  ON MAY 31, 1997, SECURITIES VALUED AT $86,711,622 WERE PLEDGED AS
     COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                               NAME OF BROKER
              ACQUISITION                          ACCRUED     AND DESCRIPTION
   AMOUNT        DATE        RATE*        DUE     INTEREST      OF COLLATERAL
------------  -----------  ----------  ---------  ---------  -------------------
$ 28,000,000     3/15/96        5.64%    3/16/98  $  74,540              (1)
   1,000,000     3/15/96        6.56%    3/16/98      3,099              (2)
  26,250,000     4/23/96        6.56%    3/16/98     81,348              (2)
  12,000,000     5/15/96        6.56%    3/16/98     37,188              (2)
------------                                      ---------
$ 67,250,000                                      $ 196,175
------------                                      ---------
------------                                      ---------

*    INTEREST RATE AS OF MAY 31, 1997. RATES ARE BASED ON THE LONDON INTERBANK
     OFFERED RATE (LIBOR) AND RESET MONTHLY.

---------------------------------------------------------------------

             1997 Semiannual Report  20  American Select Portfolio

---------------------------------------------------------------------

NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
       (1) MORGAN STANLEY;
          U.S. TREASURY NOTE, 6.25%, 1/31/02, $26,000,000
       (2) MORGAN STANLEY;
          BRENTWOOD HIGHLANDS APARTMENTS, 8.63%, 4/1/01 $4,387,846 PAR
          CANDLELITE APARTMENTS, 8.75%, 3/1/01, $1,519,989 PAR
          CHOUTEAU TRACE/BAY APARTMENTS, 8.75%, 4/1/01, $2,457,603 PAR
          CONTINENTAL GARDENS APARTMENTS, 8.90%, 3/1/04, $1,952,711 PAR
          COUNTRY VILLAGE APARTMENTS, 8.75%, 4/1/01, $1,322,649 PAR
          EL CONQUISTADOR APARTMENTS, 8.75%, 4/1/01, $2,563,083 PAR
          EMERALD SHORES APARTMENTS, 8.75%, 2/1/01, $3,123,548 PAR
          FOOTHILLS WEST APARTMENTS, 8.75%, 2/1/01, $2,137,293 PAR
          GLEN HOLLOW APARTMENTS, 9.00%, 4/1/01, $5,468,561 PAR
          GREEN ACRES APARTMENTS, 8.75%, 1/1/01, $1,341,525 PAR
          HERITAGE GREEN APARTMENTS, 8.75%, 3/1/01, $1,398,223 PAR
          HIGH VISTA APARTMENTS, 9.00%, 4/1/01, $4,178,903 PAR
          LASALLE CROSSING APARTMENTS, 8.75%, 1/1/01 $2,844,531 PAR
          PARC DU LAC APARTMENTS, 8.50%, 2/1/99, $5,229,462 PAR
          PARK APARTMENTS, 8.75%, 2/1/01, $1,316,132 PAR
          REVERE APARTMENTS, 8.75%, 4/1/01, $800,659 PAR
          SHADOWOOD APARTMENTS, 8.50%, 3/1/99, $5,136,761 PAR
          SIERRA VISTA APARTMENTS, 9.50%, 2/1/01, $1,357,380 PAR
          SKYLINE PLACE APARTMENTS, 8.75%, 4/1/01, $4,296,216 PAR
          THE OAKS OF LAKE BLUFF APARTMENTS, 8.75%, 4/1/01, $2,733,956 PAR
          WILLOW BROOKE APARTMENTS, 8.75%, 4/1/01, $4,760,012 PAR
(c)  INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT
     ON MAY 31, 1997. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE
     FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE
     MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF MAY 31, 1997.
(d)  COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED
     PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE
     INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION
     OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER
     OF LOANS, IS PRESENTED BELOW.
COMMERCIAL LOANS:
     ADVANCE CIRCUITS AND HOPKINS II BUSINESS CENTER - HOPKINS, MN
     BROADWAY PLACE - ALBUQUERQUE, NM
     COMMUNITY COFFEE OFFICE BUILDING - BATON ROUGE, LA
     OASIS AT THE WATERFRONT - SCOTTSDALE, AZ
     RODEO SHOPS - MIAMI, FL
MULTIFAMILY LOANS:
     ALDRICH APARTMENTS - MINNEAPOLIS, MN
     ALLUMBAUGH SQUARE APARTMENTS - BOISE, ID
     ASHEWOOD APARTMENTS - DENVER, CO
     AUTUMN CHASE APARTMENTS - JACKSONVILLE, FL
     BENT TREE OAKS & BENT TREE BROOK APARTMENTS - EDDISON, TX
     BRANDYWINE II APARTMENTS - WILMINGTON, DE
     BRENTWOOD HIGHLANDS APARTMENTS - BRENTWOOD, TN
     BRIDGE COURT APARTMENTS - OWATONNA, MN
     BRYANT SQUARE APARTMENTS - EDMUND, OK

---------------------------------------------------------------------

             1997 Semiannual Report  21  American Select Portfolio

---------------------------------------------------------------------

     CANDLELITE APARTMENTS - GRANDVIEW, MO
     CAPE COD APARTMENTS - OKLAHOMA CITY, OK
     CASA DEL VISTA APARTMENTS - CARSON CITY, NV
     CASTLE ARMS APARTMENTS - AUSTIN, TX
     CENTRE COURT APARTMENTS - NORTH CANTON, OH
     CHAPEL HILL APARTMENTS - KANSAS CITY, MO
     CHOUTEAU TRACE/BAY APARTMENTS - PONTOON BEACH, IL
     COLLEGEVIEW APARTMENTS - POUGHKEEPSIE, NY
     COLLEGEVIEW TOWERS - POUGHKEEPSIE, NY
     CONTINENTAL GARDENS APARTMENTS - GRAND ISLAND, NE
     COUNTRY CLUB APARTMENTS - EL RENO, OK
     COUNTRY VILLAGE APARTMENTS - MORTON, IL
     EL CONQUISTADOR APARTMENTS - TUCSON, AZ
     EL PORTAL APARTMENTS - SWEETWATER, FL
     EMERALD SHORES APARTMENTS - PHOENIX, AZ
     EVERGREEN SQUARE APARTMENTS - DENVER, CO
     FAIRWAY HILLS APARTMENTS - RAPID CITY, SD
     FOOTHILLS WEST APARTMENTS - EL PASO, TX
     GARCIA APARTMENTS - MIAMI, FL
     GLEN HOLLOW APARTMENTS - CHARLOTTE, NC
     GOOSE CREEK APARTMENTS - BLOOMINGTON, IL
     GREEN ACRES APARTMENTS - MASSILLON, OH
     HERITAGE GREEN APARTMENTS - NEWARK, OH
     HICKORY RIDGE APARTMENTS - HOPKINSVILLE, TN
     HIDDEN COLONY APARTMENTS - DORAVILLE, GA
     HIGH VISTA APARTMENTS - EL PASO, TX
     HUNTERS MEADOW APARTMENTS - COLORADO SPRINGS, CO
     KINGSTON SQUARE APARTMENTS - KNOXVILLE, TN
     LA ARBOLEDA APARTMENTS - SAN ANTONIO, TX
     LA MAISON APARTMENTS - SEABROOK, TX
     LAKEVILLE APARTMENTS - LAKEVILLE, MN
     LASALLE CROSSING APARTMENTS - SHERMAN, TX
     MEADOW GLENN APARTMENTS - MIDWEST CITY, OK
     OLD ORCHARD APARTMENTS - GRAND RAPIDS, MI
     PARC DU LAC APARTMENTS - NEW ORLEANS, LA
     PARK APARTMENTS - COLORADO SPRINGS, CO
     REVERE APARTMENTS - REVERE, MA
     RUSH CREEK APARTMENTS - HOUSTON, TX
     SHADOWOOD APARTMENTS - NASHVILLE, TN
     SHERIDAN PONDS APARTMENTS - TULSA, OK
     SHERWOOD LAKE APARTMENTS - TAMPA, FL
     SIERRA VISTA APARTMENTS - BOISE, ID
     SKYLINE PLACE APARTMENTS - DALLAS, TX
     SOMERSET PLACE APARTMENTS - TUCSON, AZ
     SUNSET RILL APARTMENTS - KNOXVILLE, TN
     SUNVIEW APARTMENTS - RAYMOND, NH
     THE OAKS OF LAKE BLUFF APARTMENTS - LAKE BLUFF, IL
     TIMBER FOREST APARTMENTS - PLANO, TX
     TRALEE TERRACE APARTMENTS - COON RAPIDS, MN

---------------------------------------------------------------------

             1997 Semiannual Report  22  American Select Portfolio

---------------------------------------------------------------------

     TRINITY PLACE APARTMENTS - DEL CITY, OK
     WHITE OAKS APARTMENTS - MASSILLON, OH
     WILLOW BROOKE APARTMENTS - TAMPA, FL
     WILLOW CREEK APARTMENTS - MIDWEST CITY, OK
     WILLOWS APARTMENTS - BAKERSFIELD, CA
SINGLE FAMILY LOANS:
     PRESIDENT HOMES, SALES INVENTORY - 1 SINGLE FAMILY LOAN, AURORA, IL
(e)  SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN
     REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES
     ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON MAY 31, 1997, THE TOTAL
     MARKET VALUE OF THESE INVESTMENTS WAS $191,852,659.
(f)  REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY
     U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS
     INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(g)  ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS
     UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED
     ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  2,908,452
      GROSS UNREALIZED DEPRECIATION ......    (3,019,012)
                                            ------------
        NET UNREALIZED DEPRECIATION ......  $   (110,560)
                                            ------------
                                            ------------

---------------------------------------------------------------------

             1997 Semiannual Report  23  American Select Portfolio

SHAREHOLDER UPDATE
---------------------------------------------------------------------

                  CLARIFICATION OF CREDIT QUALITY CRITERIA
               The fund's board of directors has approved a clarification of the credit quality criteria that must be met by individual whole mortgage loans purchased for the fund.

               As you know, rather than focusing on traditional mortgage-backed securities, we make direct investments in single-family, multifamily (apartment) and/or commercial mortgage loans. We do this so we can pass along to investors the higher rates, or "spread", we may earn on these mortgage loans compared to traditional mortgage-backed securities. Unlike most mortgage-backed securities, however, these loans are not backed by any government guarantee or private credit enhancement and, as a result, are subject to greater credit risk. Credit risk is the risk that the borrower will default, or fail to make payments on the loan. We attempt to manage credit risk in the fund through the use of an extensive risk analysis process. Among other things, we review each loan's legal documents and the borrower's mortgage payment history; assess the local market and property value; and obtain a physical assessment of the property. In addition, for multifamily and commercial properties we perform a detailed inspection of each property; study competing properties in the area; interview property managers; and obtain engineering and environmental reports from experts. We also perform a significant financial analysis of each property.

               The fund's prospectus requires that each security in which the fund invests (other than certain corporate debt securities and subordinated derivative mortgage-backed securities) be rated A or higher by Standard & Poor's Ratings Group (S&P) or, if unrated, be determined by the fund's investment adviser to be of comparable quality. S&P has quantitative criteria for rating mortgage loans pooled to form A-rated mortgage-backed securities. Loans which we believe would be appropriate investments for the fund, and of suitable credit quality using our risk analysis process outlined above, may not always meet these quantitative criteria. Therefore, in order to avoid confusion as to whether S&P's

---------------------------------------------------------------------

             1997 Semiannual Report  24  American Select Portfolio

---------------------------------------------------------------------
               quantitative rating criteria are applied to individual whole loans in which the fund invests, we have requested, and your fund's board of directors has approved, clarification that the rating requirements do not apply to individual whole loans in the fund. (Other mortgage-related securities in which the fund invests, with the exceptions noted above, will continue to be rated A or higher by S&P or determined to be of equivalent quality.)

               This clarification does not represent a change in our investment strategy. When selecting individual mortgage loan investments for the fund, we will continue to utilize the risk analysis process outlined above in an attempt to manage the credit risk inherent in these investments. In addition, we intend to maintain the fund's current S&P rating.

               The fund is rated BBBF by S&P's Ratings Group, which means the fund's investments have an overall credit quality of BBB. S&P does not evaluate the market risk (the risk of price volatility and a decline in value) of the fund when assigning a credit rating. S&P has also given the fund a market risk rating, which we cannot publish due to NASD regulations. This rating, and a definition of BBBF, are available by calling S&P at 1 800 424-FUND.

---------------------------------------------------------------------

             1997 Semiannual Report  25  American Select Portfolio

GLOSSARY OF TERMS-symbol-

BENCHMARK
A benchmark is an established basis of comparison for an investment's performance. A benchmark may be an unmanaged market index or a group of similar investments.

COMMERCIAL LOANS
Mortgage loan secured by commercial developments such as shopping centers, office buildings and warehouses.

DELINQUENT
When there is failure to make payment on a loan when due, the loan is said to be delinquent.

DISCOUNT
Closed-end fund shares may trade in the market at prices that are equal to, above or below their net asset value (NAV). When investors purchase or sell shares at a price that is below current NAV, the shares are said to be trading at a discount.

REVERSE REPURCHASE AGREEMENTS
A reverse repurchase agreement is an agreement between a seller of securities (the fund) and a buyer, whereby the fund receives cash and pays interest and agrees to buy back the same securities at an agreed on price at a stated date. Reverse repurchase agreements are considered a form of borrowing.

RISK
All funds that invest in mortgage-related securities are subject to certain risks. Following is a brief summary of some of the primary risks associated with mortgage-related assets. It does not include all risks related to mortgage securities.

Among these risks is PREPAYMENT RISK in which principal payments are prepaid at unexpected rates. Prepayment rates are influenced by changes in interest rates and a variety of other factors. If the fund buys a mortgage loan at a premium, a faster-than-anticipated prepayment rate will reduce the fund's yield and a slower-than-anticipated prepayment rate will increase its yield. If a mortgage loan is purchased at a discount, the opposite will occur. There is also the chance that proceeds from prepaid loans will have to be reinvested in lower-yielding investments (REINVESTMENT RISK).

Like all fixed income investments, the prices of securities in the fund are sensitive to changing interest rates - otherwise known as INTEREST RATE RISK. When rates increase, the value of these securities decreases. Conversely, when rates decline, the value of these securities rises. However, mortgage-related assets may benefit less from declining interest rates than other fixed income securities because of prepayment risk.

---------------------------------------------------------------------

1997 Semiannual Report 26 American Select Portfolio

This particular fund's mortgage loans are subject to real estate risk and credit risk. Since the fund's mortgage loans generally aren't backed by any government guarantee or private credit enhancement, they face more significant credit risk than other mortgage-related securities. Credit risk is the risk of loss arising from default if the borrower fails to make payments on the loan. This risk may be greater during periods of declining or stagnant real estate values and could also occur following natural disasters such as flood or earthquake, for which a property may be uninsured. Mortgage loans are also subject to real estate risks including property risk (the risk that the physical condition and value of the property will decline) and the legal risk of holding any mortgage loan.

SPREAD
The difference in yield on an investment and the corresponding term Treasury security.

YIELD CURVE
A graph that shows the relationship between the interest rates paid on bonds and their maturities, ranging from the shortest maturities to the longest available (assuming the bonds are all of the same quality). The resulting curve indicates whether short-term interest rates are higher or lower than long-term rates.

---------------------------------------------------------------------

1997 Semiannual Report 27 American Select Portfolio

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

---------------------------------------------------------------------

1997 Semiannual Report 28 American Select Portfolio

DIRECTORS
--------------------------------------------------------------------------------
DAVID T. BENNETT, Chairman, Highland Homes, Inc., USL Products, Inc., Kiefer Built, Inc., of Counsel, Gray, Plant, Mooty, Mooty & Bennett, P.A.

JAYE F. DYER, President, Dyer Management Company

WILLIAM H. ELLIS, President, Piper Jaffray Companies Inc., Piper Capital Management Incorporated

KAROL D. EMMERICH, President, The Paraclete Group

LUELLA G. GOLDBERG, Director, TCF Financial, ReliaStar Financial Corp., Hormel Foods Corp.

DAVID A. HUGHEY, Retired Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc. and Dean Witter Trust Co.

GEORGE LATIMER, Chief Executive Officer, National Equity Funds


OFFICERS
--------------------------------------------------------------------------------
WILLIAM H. ELLIS, Chairman of the Board

PAUL A. DOW, President

JOHN G. WENKER, Senior Vice President

RUSS J. KAPPENMAN, Vice President and Assistant Secretary

AMY AYD, Vice President

JULENE R. MELQUIST, Vice President

WILLIAM T. NIMMO, Vice President

ROBERT H. NELSON, Vice President and Treasurer

DANIEL W. SCHROER, Vice President and Assistant Secretary

SUSAN S. MILEY, Secretary

INVESTMENT ADVISER
--------------------------------------------------------------------------------
PIPER CAPITAL MANAGEMENT INCORPORATED
222 South Ninth Street, Minneapolis, MN  55402-3804

ACCOUNTING AND TRANSFER AGENT
--------------------------------------------------------------------------------
INVESTORS FIDUCIARY TRUST COMPANY
127 West 10th Street, Kansas City, MO  64105-1716

CUSTODIAN
--------------------------------------------------------------------------------
FIRST TRUST NATIONAL ASSOCIATION
180 East Fifth Street, St. Paul, MN  55101

LEGAL COUNSEL
--------------------------------------------------------------------------------
DORSEY & WHITNEY LLP
220 South Sixth Street, Minneapolis, MN  55402

FOR MORE INFORMATION
By Phone -phone-
1 800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO LISTEN TO MONTHLY FUND UPDATES
press 3, press 2, then press:
32 American Select Portfolio

TO ORDER LITERATURE
press 5, ask a service
representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.

BY MAIL-envelope-
Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at
1 800 866-7778, or mail a
request to us.

ON-LINE-symbol-
http://www.piperjaffray.com/

PIPER CAPITAL
MANAGEMENT

PIPER CAPITAL MANAGEMENT INCORPORATED
222 SOUTH NINTH STREET
MINNEAPOLIS, MN 55402-3804

-symbol-THIS DOCUMENT IS PRINTED ON PAPER MADE FROM 100% TOTAL RECOVERRED FIBER,
        INCLUDING 15% POST-CONSUMER WASTE.


#21540    7/1997    202-97

STAPLES
-arrow-

BULK RATE
U.S. POSTAGE
PAID
PERMIT NO 3008
MPLS., MN